Exhibit 99.4

PRINCETON BANCORP, INC.

THE BANK OF PRINCETON

FOR IMMEDIATE RELEASE

PRINCETON BANCORP, INC. BECOMES THE BANK HOLDING COMPANY

OF THE BANK OF PRINCETON

PRINCETON, NJ, January 10, 2023 – Princeton Bancorp, Inc. (the “Company”) (NASDAQ – BPRN) and The Bank of Princeton (the “Bank”) jointly announced today the consummation of a holding company reorganization, effective at the close of business on January 10, 2023, pursuant to which the Company became the parent bank holding company of the Bank. In the reorganization, each share of the Bank’s common stock converted into one share of the Company’s common stock. Following the consummation of the reorganization, shares of the Company’s common stock will trade on The Nasdaq Global Select Market under the same ticker symbol, BPRN, that was used for shares of the Bank’s common stock before the reorganization.

Upon consummation of the reorganization, the Company, a Pennsylvania corporation, will own 100% of the common stock of the Bank, and this structure will provide the Bank with increased flexibility to pursue strategic opportunities to drive long-term growth. As a bank holding company, the Company will also gain access to additional means of raising capital and more flexibility to engage in non-banking financial activities. This will provide an opportunity to expand the Bank’s offerings to its customers.

About The Bank of Princeton

The Bank of Princeton is a community bank founded in 2007. The Bank is a New Jersey state-chartered commercial bank with 19 branches in New Jersey, including three in Princeton and others in Bordentown, Browns Mills, Chesterfield, Cream Ridge, Deptford, Hamilton, Lakewood, Lambertville, Lawrenceville, Monroe, New Brunswick, Pennington, Piscataway, Princeton Junction, Quakerbridge and Sicklerville. There are also four branches in the Philadelphia, Pennsylvania area. The Bank of Princeton is a member of the Federal Deposit Insurance Corporation (“FDIC”).

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Forward looking statements can be identified by words and phrases such as “going forward,” “looking forward,” “anticipate,” “expect,” “intend,” “believe,” “may,” “likely,” “will” or other statements that indicate future periods. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the Company’s forward-looking statements: any unforeseen circumstances involving the Company replacing the Bank as the listed company on The Nasdaq Global Select Market and our ability to carry out our business strategy prudently, effectively and profitably. Additional factors that may cause actual results to differ materially from those contemplated by any forward-looking statements also may be found in the documents filed by the Company with the SEC or filed by the Bank, with respect to which the Company is the successor issuer, with the FDIC, pursuant to the Exchange Act, including the Bank’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the FDIC and available at the FDIC’s website at https://efr.fdic.gov/fcxweb/efr/index.html. The inclusion of this forward-looking information should not be construed as a representation by the Company, the Bank or any person that future events, plans, or expectations contemplated by the Company or the Bank will be achieved. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

The Bank of Princeton

October 19, 2022

For The Bank of Princeton and Princeton Bancorp, Inc.:

Edward J. Dietzler, President and CEO

Phone: (609) 454-0717